March 26, 2008

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

RE:	Lincoln Variable Insurance Products Trust
CIK: 0000914036
File Nos.: 811-08090 and 333-156129

Dear Ladies and Gentlemen:

Attached for filing via the EDGAR system is an amended Registration Statement on Form N-14 under the Securities Act of 1933, as amended, for Lincoln Variable Insurance Products Trust (“Trust”). This Form N-14 is being filed in connection with a reorganization in which the LVIP Delaware Foundation® Conservative Allocation Fund, a series of the Trust, will acquire all of the assets of the LVIP Delaware Managed Fund, another series of the Trust, in exchange for shares of the LVIP Delaware Foundation® Conservative Allocation Fund and the assumption by the LVIP Delaware Foundation® Conservative Allocation Fund of the liabilities of the LVIP Delaware Managed Fund.

Please note that we previously filed a form of opinion to be issued by Dechert LLP regarding the tax matters of this proposed reorganization. We will provide a final tax opinion from Dechert LLP as supplemental correspondence upon the closing of the reorganization.

It is proposed that the Form N-14 become automatically effective on March 26, 2008. We anticipate that the Trust will mail the Definitive Proxy Statement/Prospectus and Notice to shareholders on or about April 2, 2009. Please call Colleen Tonn at

260-455-6918 with any questions or comments you may have regarding the enclosed Form N-14.

Sincerely,

/s/ Colleen E. Tonn

Colleen E. Tonn

Senior Counsel